UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  January 29, 2010

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On Friday, January 29, 2010, First Regional Bank (the “Bank”), the wholly-owned subsidiary and principal asset of First Regional Bancorp (the “Company”), was closed by the California Department of Financial Institutions and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed as receiver of the Bank.  On the same date, the FDIC transferred substantially all of the assets and liabilities of the Bank to First Citizens Bank of Raleigh, North Carolina.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99            Letter to Shareholders of First Regional Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2010

FIRST REGIONAL BANCORP

	By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99            Letter to Shareholders of First Regional Bancorp.